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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004

                          __________________________

                                   FORM 8-K

                          __________________________

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)  October 11, 2000

                               GLOBAL CROSSING LTD.
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              (Exact Name of Registrant as Specified in Charter)


           Bermuda                  000-24565                    98-0189783
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
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(Address of Principal Executive Offices)                              (Zip Code)

   Registrant's telephone number, including area code      (441) 296-8600
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                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

On October 11, 2000, the Board of Directors of the Registrant named Thomas
J. Casey as Chief Executive Officer. Mr. Casey is also a director of the Registrant and a member of its Office of the Chairman, and had been Vice Chairman of the Registrant prior to his appointment as CEO. Mr. Casey succeeded Leo Hindery, Jr., who resigned by mutual agreement. Mr. Hindery, who is also Chairman and CEO of GlobalCenter, the Registrant's web-hosting business, is expected to continue in these roles until completion of the proposed sale of GlobalCenter to Exodus Communications, Inc., which is expected to be completed early in 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL CROSSING LTD.
                                        (Registrant)

                                   By:    /s/ Dan J. Cohrs
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                                   Name:  Dan J. Cohrs
                                   Title: Senior Vice President and
                                          Chief Financial Officer
Dated: October 12, 2000